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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark L. Schneider, Anton H.E. v. Voskuijlen, John F. Riordan, and Ray D. Samuelson, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-4 in connection with the registration by United Pan-Europe Communications N.V., a Dutch Public limited liability company (the "Company"), of Senior Notes and Senior Discount Notes to be offered in exchange for other Senior Notes and Senior Discount Notes, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such notes with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

                       Date                    Signature

                       December 13, 1999       /s/
                                               -------------------------
                                               Charles H. R. Bracken

                       December 13, 1999       /s/
                                               -------------------------
                                               John P. Cole

                       December 13, 1999       /s/
                                               -------------------------
                                               Richard De Lange

                       December 13, 1999       /s/
                                               -------------------------
                                               Michael T. Fries

                       December 13, 1999       /s/
                                               -------------------------
                                               Nimrod J. Kovacs

                       December 13, 1999
                                               -------------------------
                                               Anthony P. Ressler

                       December 13, 1999       /s/
                                               -------------------------
                                               John F. Riordan

                       December 13, 1999       /s/
                                               -------------------------
                                               Ray D. Samuelson

                       December 13, 1999       /s/
                                               -------------------------
                                               Mark L. Schneider

                       December 13, 1999       /s/
                                               -------------------------
                                               Ellen P. Spangler

                       December 13, 1999       /s/
                                               -------------------------
                                               Tina M. Wildes

                       December 13, 1999       /s/
                                               -------------------------
                                               Anton H.E. v. Voskuijlen